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                                                                   EXHIBIT 10.14

                                     LEASE
                                     -----

     THIS LEASE made this 8th day of October, 1996, by and between GERALD A. CHASE of the Town of Middletown, County of Middlesex and State of Connecticut, (hereinafter referred to as "Landlord") and AUTOMATED DISPATCH SOLUTIONS, INC. of 8175 N.W. 12th, Suite 430, Miami, Florida 33126 (hereinafter referred to as "Tenant").

     1. In consideration of the rents and covenants herein reserved and contained on the part of the Tenant to be paid, performed and observed, Landlord does hereby demise and lease unto Tenant and Tenant does hereby hire and take from Landlord, upon the conditions agreements and covenants herein expressed the following space (hereinafter called the "demised premises"), to wit:
Approximately Three Thousand Five Hundred (3500) square feet being the entire second floor of the premises known as 515 Main Street, Yalesville Section of Wallingford, Connecticut.

     2. Tenant shall use and occupy the demised premises for offices and sales purposes.
     3. This Lease Agreement shall be for a period of Three (3) years commencing on October 15, 1996 and ending on October 14, 1999.

     4. Tenant hereby covenants and agrees to pay to Landlord during the term of this Lease Twenty-Nine Thousand Seven Hundred Fifty and 00/100ths ($29,750.00) Dollars per year payable in monthly installments of Two Thousand Four Hundred Seventy-Nine and 17/100ths ($2,479.17) Dollars, commencing October 15, 1996, with all subsequent payments

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due on the fifteenth (15th) day of each month. The first months rent shall be paid upon signing as provided in Paragraph 7.

     All rental payments during the entire term of this Lease shall be payable at the office of Landlord, c/o Joval Machine, 515 Main Street, Yalesville, Connecticut, or at such other place as Landlord shall designate in writing, without any setoff or deductions whatsoever.

     5. The demised premises are leased together with the right of Tenant to park automobiles in the spaces designated by Landlord in common with the other tenants and other tenants, agents, employees, business invitees and customers. Tenant and its employees must use entrance on the south side. The Tenant may use the front door for visitors. Landlord shall be responsible for the maintenance of said parking lot and clearing the same of snow, ice and debris.

     6. Tenant, at its own cost and expense, may make alterations only with prior written permission of Landlord, within the leased premises but shall obtain building permits if required by law and shall comply with all building codes and regulations as established by the municipal or State authorities and shall pay all bills in connection with any such alterations promptly, when due, and shall save Landlord harmless from all liens, encumbrances or other obligations with regard to any such alterations or changes. In the event of any violations of the provisions herein set forth, Landlord, without otherwise limiting the rights and remedies, shall have the right, but not the duty to pay any such obligations and any amounts so expended by Landlord, including attorney's fees in connection therewith, shall be deemed additional rent, and shall be immediately due and payable upon demand from the Landlord.

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     7.  Coincident with the execution of this Lease, Tenant shall pay a security deposit to Landlord in the sum of Two Thousand Four Hundred Seventy-Nine and 17/100ths ($2,479.17) Dollars for the faithful performance of all covenants and conditions of the Lease by Tenant. If Tenant performs all covenants and conditions of the Lease, the sum deposited shall be returned to said Tenant at the end of the Lease period. In addition, Tenant shall pay, coincident with the execution of this Lease, the sum of Two Thousand Four Hundred Seventy-Nine and 17/100ths ($2,479.17) Dollars for the first months rent.

     8. Tenant shall in connection with its use and occupancy of the demised premises comply with all laws, orders and regulations of Federal, State, County and municipal authorities, all rules, orders and regulations of the Connecticut Board of Fire Underwriters, and with any public officer or officers, pursuant to law, which shall impose any violation, order or duty; Tenant shall not do or permit to be done any act or thing upon said premises, which will invalidate or be in conflict with fire insurance policies covering the building of which the demised premises form a part, and fixtures and property therein, or cause any increase in the rate for fire insurance applicable to the building.

     9. Tenant shall upon written request of Landlord subordinate this Lease to the lien of any first mortgage which may now or hereinafter affect the real property of which the demised premises for a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. In confirmation of such subordination, Tenant shall execute within ten days any reasonable certificates that Landlord may request. The Tenant hereby constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such certificates for and on behalf of Tenant.

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     10.  Unless caused by the negligence of Landlord, Landlord shall not be liable for any loss or damage to any property of Tenant by reason of theft or illegal entry. Unless caused by negligence of the Landlord, Landlord or their agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of said building or from the pipes, appliances or plumbing works or from the roof, street, or sub-surface or from any other place or by dampness or by any other cause of whatever nature; nor shall Landlord or their agents by liable for any such damage caused by other tenants or persons in said building.

     11. Tenant shall give immediate notice to Landlord in case of fire or accidents in the demised premises. If the demised premises shall be partially damaged by fire or other cause, the damage (except as to Tenant's fixtures or improvements made by Tenant), shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Tenant. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles," or any other cause beyond Landlord's control. However, Landlord will pursue said repairs in a timely and diligent manner. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it, then Landlord may, within thirty (30) days after such fire or other cause, cancel this Lease by giving Tenant notice in writing of such decision, which notice shall be given as in this Lease provided, and thereupon the term of this Lease shall expire by lapse of time upon

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the thirtieth (30th) day after such notice is given, and Tenant shall vacate the demised promises and surrender the same to Landlord. No rent shall be due during period that Premises is unusable by Tenant.

     12. If the whole of the premises or part of the demised premises shall be acquired or condemned by eminent domain for any public or quasi-public purposes then in that event the term of this Lease shall cease and terminate from the date of title vesting in such proceeding, and Tenant shall have no claim against Landlord for the value of unexpired terms of said Lease. In the event any part of the premises (other than the demised premises) shall be so acquired or condemned by eminent domain, Landlord shall have the option to cancel and terminate this Lease upon written notice to the Tenant given within thirty (30) days after the date of title vesting in such proceeding. In no event shall Tenant be entitled to any portion of the award, judgment or settlement received by Landlord as a result of such proceedings of eminent domain. Tenant, however, shall have the right to make its own claim against the condemning authority for those items permitted to be paid by the condemning authority to the Tenant without diminution of Landlord's award, judgment or settlement.

     13. Tenant, for itself, its legal representatives and successors expressly covenants that it shall not assign, mortgage or encumber this Agreement, or underlet or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance which consent may not be unreasonably withheld. Any assignment shall not relieve the Tenant of any obligations under this Lease. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant

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from obtaining the express consent in writing of Landlord to any further assignment or underletting .

     14. in the event of any failure of Tenant to pay any rental or additional rental within ten (10) days after the same becomes due, or upon any failure to commence and diligently pursue the performance of any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such default shall have been mailed to Tenant, or if Tenant shall become bankrupt or insolvent, or file any debtor proceedings, or take or have taken against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Tenant shall abandon said premises, then Landlord besides other rights or remedies they may have, shall have the immediate right of re-entry and may lawfully remove all persons and property from the leased premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

     Should Landlord at any time terminate this Lease for any breach of Tenant, in addition to any other remedies they may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such breach, including the cost of recovering the demised premises, such as court costs and reasonable attorney fees.

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     15.  Tenant covenants and agrees to permit Landlord, or their agents, to enter the demised premises at all reasonable business hours during the term of this Lease, for the purpose of inspection with regard to the performance of the terms of this Lease on the part of Tenant to be performed, or for the purpose of inspecting for or of making repairs therein, or for carrying out any covenants on the part of Landlord to be performed, or for the purpose of showing the same to prospective purchasers, or mortgagees of said premises or for any other reasonable purpose. Landlord may show premises to perspective tenants within last six (6) months of said Lease and last six (6) months of said option.

     16. Tenant covenants and agrees to save and hold Landlord harmless from any suit or claim for injury to persons or damage to property arising out of the use and occupancy of the premises by Tenant; and for the further protection of Landlord, to carry public liability insurance covering said obligation, in insurance companies licensed to do business in the State of Connecticut in amount of not less than $100,000.00 for injury to any one (1) person, $300,000.00 for injuries to persons in any one (l) accident, and $5,000.00 for property damage; and to name Landlord as an additional insured in any such policy and to provide Landlord with a certificate of insurance evidencing the same.

     Landlord shall carry liability insurance covering the parking lot and other common areas.

     17. Tenant further agrees that no signs or other exterior ornamentation, shall be affixed to or placed upon any exterior part of the demised premises except in such manner and of such size, design and color as shall be approved in advance, in writing by Landlord.

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     18.  Tenant covenants and agrees that at the expiration of the term of this
Lease or other determination of the same, to quit and surrender the demised premises in as good state and condition as reasonable wear thereof will permit, damage by fire or other casualty excepted.

     19. Landlord shall, at their own cost and expense, provide the demised premises with water. The Tenant shall be responsible for heat, air conditioning and electricity. Landlord shall provide a submeter for electricity and shall bill Tenant for electricity. Tenant shall reimburse Landlord within ten days of receipt. Tenant shall pay Landlord additional rent for janitorial services consisting of cleaning bathrooms, vacuum carpet, waste basket removal and dusting to be provided by Landlord approximately twice per week. The additional rent shall be $1,750.00 annually payable in monthly installments of $145.83. Said service shall be for one year only. After said one year, the parties shall renegotiate said price and if no agreement is made, the Tenant shall provide the janitorial services. If additional services are required, said cost shall increase proportionately

     20. Tenant shall be responsible for replacement of all light bulbs and shall be responsible for ordinary plumbing repairs and ordinary repairs. The parties agree that Tenant's responsibility for ordinary repairs shall be up to $300.00 per incident. Tenant may obtain dumpster service, at its own cost at any time. It Tenant does not obtain its own dumpster service the Landlord will provide said service and bill the Tenant for its portion of the cost. The Tenant shall reimburse the Landlord within ten (10) days of receipt.

     21. Landlord shall be responsible for repairing ceiling tiles prior to the commencement of this Lease. In addition, Landlord shall provide submeter for electricity.

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     22.  Tenant shall use the rear entrance for all freight deliveries.

     23. It is agreed that this is a Non-Smoking facility. There shall be a designated smoking area outside the building.

     24. It is agreed that all furniture modules located on the premises shall become the property of the Tenant provided Tenant makes all payments provided under this Lease.

     25. Tenant shall have the option to renew this Lease, for a further period of two (2) years (from October 15, 1999 to October 14, 2001) from the termination date of the first term hereunder, provided that Tenant shall perform during the first term hereunder all of the conditions and obligations on its part to be performed and further provided that Tenant give to Landlord in writing at least six (6) months notice of its intention to exercise such renewal option. Time is of the essence in giving said notice.

     (a) In the event the Tenant exercises his option to extend the term of this Lease as hereinabove set forth, the fixed rent which the Tenant shall pay during such extended term shall be Thirty Thousand Six Hundred and Twenty-Five ($30,625.00) Dollars per annum payable in monthly installments of Two Thousand Five Hundred Fifty-Two and 08/100ths ($2,552.08) Dollars commencing October 15, 1999 with all subsequent payments due on the fifteenth (15th) of each month.

     26. Failure on the part of the Landlord to act upon any breach of any of the covenants of this Lease by Tenant shall in no way constitute a waiver of the rights of Landlord to at any time in the future act upon such default; nor shall such failure to act prevent Landlord from acting in the event of any other or further breach of Tenant's covenants. Any and all

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rights and remedies herein created for Landlord shall be cumulative and the use of one remedy shall not be taken to exclude or waive the right to the use of another.

     27. Any notice from Landlord to Tenant shall be deemed duly given if sent by Registered or Certified Mail to the Tenant at the demised premises with a copy to 8715 N.W. 12th Street, Suite 430, Miami, Florida 33126.

     28. Any notice from Tenant to Landlord shall be deemed duly given if sent by Registered or Certified Mail to Landlord, Stantack Road, Middletown, Connecticut 06457, or to such other place as Landlord may designate in writing to Tenant.

     29. This Lease embodies all the agreements between the parties, and no representations not set forth herein in writing shall be binding on Landlord or Tenant, nor shall any modification or explanation of any of the terms or conditions of this Lease be binding on Landlord or Tenant unless in writing and signed by both parties.

     30. This Lease shall be binding upon Tenant, its successors or assigns, and shall inure to the benefit of Landlord, their heirs and assigns.

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     IN WITNESS WHEREOF, the parties hereto have hereunto caused to be set their hands and seals the day and year first above written.

Signed, Sealed and Delivered
in the Presence of:

-------------------

-------------------


-------------------


                                                  ----------------------------
                                                    Gerald A. Chase, Landlord


                                                  AUTOMATED DISPATCH SOLUTIONS,
                                                  INC.

                                                  By:
                                                     --------------------------
                                                         John L. Shermyen
                                                         Its President

STATE OF CONNECTICUT  :
                      :  ss.  Meriden
COUNTY OF NEW HAVEN   :

     Personally appeared Gerald A. Chase, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.



                                                -------------------------------
                                                Leonard E. Cheerman
                                                Commissioner of Superior Court


STATE OF CONNECTICUT :
                     :  ss.   Meriden
COUNTY OF NEW HAVEN  :

     Personally appeared John L. Shermyen, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me.


                                               --------------------------------
                                               Leonard E. Cheerman
                                               Commissioner of Superior Court

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